FINANCIAL RESULTS Q1 2014 Exhibit 99.1

Forward Looking Statements
The information contained in this presentation includes forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and involve risks and uncertainties that may cause the Company's actual results to differ materially from any future results expressed or implied by such forward-looking statements. Factors that may cause such a difference include, but are not limited to (i) the rate of growth in the economy and employment levels, as well as general business and economic conditions; (ii) changes in interest rates, as well as the magnitude of such changes; (iii) the fiscal and monetary policies of the federal government and its agencies; (iv) changes in federal bank regulatory and supervisory policies, including required levels of capital; (v) the relative strength or weakness of the consumer and commercial credit sectors and of the real estate markets in Puerto Rico and the other markets in which borrowers are located; (vi) the performance of the stock and bond markets; (vii) competition in the financial services industry; (viii) possible legislative, tax or regulatory changes; (ix) the impact of the Dodd-Frank Act on our businesses, business practice and cost of operations; and (x) additional Federal Deposit Insurance Corporation assessments. Other than to the extent required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statement. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2013 and other SEC reports for a discussion of those factors that could impact our future results. The financial information included in this presentation for the quarter ended March 31, 2014 is based on preliminary unaudited data and is subject to change.

Q1 2014 Highlights

• Consolidated NPLs remained relatively flat at 2.9% vs. 2.8% QoQ
• NCOs of 0.80% compared to 0.66% last quarter
•
NPL inflows impacted by $52 million PR commercial loan added to non-accrual
• Reported net income of $86 million
• Strong margins: Popular, Inc. 4.70%, BPPR 5.49%
Credit
Capital
Earnings
• $250 million dividend approved from BPNA to BHC
• $100 million contribution to BPPR

California 20
1,183                           1,132
Illinois 12
521                              761
Central Florida 9
115                              239
Branches Loans ($MM)
Deposits ($MM)
BPNA Transactions

•
Sale of all branches, deposits and substantially all loans in California, Illinois and
Central Florida regions
Strategic focus going forward on NY metro and South Florida regions
•
Simplifying operations through back office consolidation from Rosemont, IL to San
Juan, PR and New York, creating additional efficiencies
•
Looking at all components of BPNA balance sheet to manage credit and capital
Lower risk profile and smaller balance sheet to yield additional capital
•
Aggregate mark of loans of approximately $21.3 million (-1.17)% and deposit premium of approximately $46.3 million (+2.17)%, resulting in a net premium of approximately $25.0 million (+1.17%)
$ $

TARP & Capital

•
Submitted an application to repay TARP in full; subject to regulatory approval
•
Robust capital, Tier1 Common Equity ratio of 15.1%, $2.4 billion in excess of
5% CCAR target
•
BHC cash approximately $680 million after the effect of the BPNA dividend
Common Tier 1 Capital 5.0% 15.1% 13.3%
Tier 1 Capital 6.0% 19.4% 15.3%
Total Capital 10.0% 20.6% 16.6%
Leverage 5.0% 13.1% 10.4%
Minimum Well
Capitalized Ratio
Q1 2014
Ratio
Pro-forma
Q1 2014 Exc. Tarp

Q1 2014 Q4 2013
See appendix for Non-GAAP to GAAP reconciliation
Non GAAP
In thousands
Adjusted
Net interest income $372,967 $376,342 ($3,375)
Non Interest Income
130,771 135,996 (5,225)
Total revenues before FDIC loss share impact
503,738 512,338 (8,600)
FDIC loss-share income (expense)
(24,206) (37,164) 12,958
Gross revenues
479,532 475,174 4,358
Provision for loan losses (excluding covered loans)
47,358 47,729 (371)
Provision for loan losses (covered loans)
25,714 8,907 16,807
Total provision for loan losses
73,072 56,636 16,436
Net revenues
406,460 418,538 (12,078)
Personnel costs
113,154 114,360 (1,206)
Other real estate owned (OREO) expenses
6,187 10,558 (4,371)
Other operating expenses
177,446 197,785 (20,339)
Total operating expenses
296,787 322,703 (25,916)
Income before tax
109,673 95,835 13,838
Income tax expense 23,264 21,217 2,047
Net  income $86,409 $74,618 $11,791
Adjusted
Variance
Financial Summary (unaudited)

Capital

**Excess capital over “well capitalized” Basel I threshold *Averages for 30 bank holding Companies with $50 billion or more of total consolidated assets, consisting of 19 firms included in Comprehensive Capital
Analysis and Review (CCAR) and 11 firms included in Capital Plan Review
(CapPR). Source SNL Financial &
FactSet.
**
**
Capital Ratio % Excess capital in $, billions
$2.4
$3.1
$2.5
Tier 1 Common Tier 1 Capital Total Capital
15.1
19.4
20.6
11.1
10.8
12.0
14.7
8.8
Tier 1 Common Tier 1 Capital Total Capital Tangible Common
Equity
BPOP Q1 2014 CCAR & CapPR Q4 2013 *
Tier 1 Common Equity capital ratio of 15.1% exceeds current CCAR 5% target by
We expect to remain “well-capitalized” under Basel III rules issued by the Federal
$2.4 billion
Reserve

852
1,026
1,293
1,500
2.245
2,402
2,448
2,489
2,014
2,277
2,254
2,365
2,311
2,120
1,419
944
932
956
1.8%
2.1%
2.4%
1.9%
2.1%
2.6%
2.7%
3.3%
4.0%
6.3%
6.9%
7.2%
6.4%
6.4%
6.0%
5.8%
5.9%
6.3%
6.2%
5.9%
5.8%
5.5%
3.8%
2.7%
Q1 07
Q2 07
Q3 07
Q4 07
Q1 10
Q2 10
Q1 11
Q2 11
Q3 11
Q4 11
NPLs
OREO
NPL HFS
NPAs/Total Assets

770
858
1,008
771
781
923
1,028
1,203
1,404
1,978
2,276
2,313
2,330
2,344
1,572
1,625
1,682
1,563
1,550
1,425
1,051
614
618
598
635
2.4%
2.7%
3.1%
2.8%
2.9%
3.5%
3.9%
4.7%
5.6%
8.0%
8.7%
9.6%
10.0%
10.4%
7.6%
7.9%
7.9%
8.4%
8.4%
8.2%
7.6%
7.5%
6.8%
4.9%
2.9%
2.9%
2.8%
2.9%
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Mortgage
Commercial & Construction
Other
NPL/Loans (HIP)

Non Performing Assets
•
NPLs increased by $37 million, or 6%, QoQ as a
result of:
$52 million single commercial credit from BPPR
$23 million mortgage NPL increase in BPPR
•
Partially offset by:
$48 million decline in BPNA NPLs, mostly
commercial as a result of loan sales
Non-Performing Loans ($MM)

Metrics exclude covered loans
Non-Performing Assets ($MM)
Overall Stable;  Impacted by Single Commercial Credit Relationship
•
NPAs, including covered loans,  increased by
$24 million, or 3%, QoQ
•
OREOs decreased by $8 million, or 3%, mainly
driven by higher disposition of foreclosed
properties from the covered portfolio

POPULAR

271
273
397
333
279
231
257
210
158
158
136
126
183
67
92
87
84
55
51
52
34
26
29
27
23
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
US Inflows
PR Inflows

140
154
175
232
187
166
157
167
110
99
94
94
89
9
10
8
6
6
8
5
7
5
6
4
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
US Inflows
PR Inflows

131
119
222
101
93
65
100
43
48
59
42
32
94
58
79
77
76
48
45
42
26
22
22
22
10
19
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
US Inflows
PR Inflows

Total NPL Inflows  ($MM)
NPL Inflows
•
Total NPL inflows increased by $64 million, or
45% QoQ
BPPR commercial inflows include the impact of
a single $52 million credit relationship, which
continues to be current
BPNA commercial increase of $9 million
includes a $10 million loan which was also sold
during the quarter
•
Mortgage NPL inflows improved by $7 million, or
7% QoQ, down to $93 million
Mortgage NPL Inflows ($MM)
Commercial, Construction & Legacy NPL Inflows  ($MM)

Excludes consumer loans
Metrics exclude covered loans
Q1 2014 inflows impacted by Single Commercial Credit Relationship

POPULAR

2.74%
139
133
135
126
108
98
96
101
81
163
79
200
58
35
43
0.80%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
NCO
NPL Sale Charge-offs
NCO%
NPL Sale NCO%

727
690
693
690
665
649
636
622
584
529
526
538
543
314%
130%
44%
85%
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
ALLL
ALLL/NCO
ALLL/NPL

149
169
110%
43%
60
96
151
124
83
82
84
86
58
55
55
48
47
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
PLL
NPL Sale PLL
PLL/NCO
NPL Sale PLL/NCO

Stable Asset Quality
•
NCOs increased by $8 million QoQ
Impact of $9 million recovery in Q4 2013 from the
sale of previously charged-off PR credit cards and
personal loans
NCO ratio of 0.80% compared to 0.66% in Q4 2013
•
Provision flat at $47 million in Q1 2014 vs. $48 million
in Q4 2013
Provision to NCO of 110%, compared to 135% in Q4
2013
•
ALLL to loans stable at 2.51% vs. 2.49% on Q4 2013
•
ALLL to NPL coverage ratio at 85% in Q1 2014 vs.
90% in Q4 2013
Q1 2014 NPLs impacted by the addition of the single
$52 million commercial credit relationship
ALLL ($MM), ALLL-to-NCO and ALLL-to-NPL Ratios
NCO ($MM) and NCO-to-Loan Ratio

Metrics exclude covered loans
Provision ($MM) and Provision-to-NCO Ratio

PR Public Sector Exposure
•
Loans to the Government of Puerto Rico and Public Corporations are either collateralized loans or obligations that have a specific source of income or revenues identified for their repayment

•
Loans to various municipalities backed by unlimited taxing power or real and personal property taxes collected within such municipalities
•
Includes $277 million residential mortgage loans to individual borrowers with a government guarantee
•
$48 million in PR pass-through housing bonds backed by FNMA, GNMA or residential loan CMOs
•
$38 million of industrial development notes payable primarily by non government tenants
•
Our current direct exposure to the PR government, instrumentalities and municipalities is $1.1 billion, of which approximately $944 million is outstanding, flat to last quarter
•
Of the amount outstanding, $781 million consists of loans and $163 million are securities
PR Government
$520 million
outstanding
Municipalities
$424 million
outstanding
•
Additional $363 million in indirect exposure of loans or instruments that are payable by non-
governmental entities and have a government guarantee to cover any shortfall in collateral in the event of borrower default
Indirect
Exposure
$363 million
outstanding

Driving Shareholder Value

Capital
Earnings
Additional
Value
•
Robust capital with excess Tier 1 Common Equity of $2.4 billion and significantly improved asset quality move us closer to TARP exit in the most shareholder-friendly fashion
•
BPNA transactions are the first steps toward a more active capital management  process
•
Unique franchise in PR provides strong, stable revenue-
generating capacity
•
Popular’s credit metrics continue near historical low levels
•
EVTC ownership, BHD stake and restructured US operations

APPENDIX APPENDIX

Who We Are – Popular, Inc.
Franchise
•
Financial services company
•
Headquartered in San Juan, Puerto Rico
•
$37 billion in assets (top 40 bank holding company in
the U.S.)
•
$25 billion in total loans
•
$27 billion in total deposits
•
270 branches serving customers in Puerto Rico,
New York, California, Florida, Illinois, U.S. Virgin
Islands, and New Jersey
•
NASDAQ ticker symbol: BPOP
•
Market Cap: $3.21 billion 1
1 As of March 31, 2014
*Doing business as Popular Community Bank.
Summary Corporate Structure
Assets = $36.7 bn
Popular Auto,
Inc.
Banco Popular
de Puerto
Rico
Popular
Securities, Inc.
Assets = $27 .7 bn
Assets = $8.8bn
Banco Popular
North America*
Puerto Rico operations
Selected equity investments
(first two under “corporate”
segment and third and fourth under PR):
Popular
Insurance, Inc.
Popular North
America, Inc.
U.S. banking operations
Transaction processing,
business processes
outsourcing
14.9% stake
Adjusted EBITDA  of $177.7
million for the year ended
December 31, 2013
PRLP 2011 Holdings
Construction and
commercial loans vehicle
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
Construction, commercial
loans and OREOs
vehicle
24.9% stake

Dominican
Republic bank
15.79% stake
2013
approximate net
income $111
million

Total deposits (net of brokered)
Total loans
34%
38%
37%
35%
42%
40%
39%
39%
23%
24%
23%
22%
33%
34%
35%
36%
2006
2007
2008
2009
2010
2011
2012
2013

Total Deposits (Net of Brokered) 1 39%
Total Loans 1 36%
Commercial & Construction Loans 1 39%
Credit Cards 1 52%
Mortgage Loan Production 1 32%
Personal Loans 1 30%
Auto Loans/Leases 3 17%
Assets Under Management 3 14%
Category
Market
Position as of
Q4 2013
Market Share
as of Q4 2013
Market Leadership in Puerto Rico
Popular’s Market Share Trend
Puerto Rico Market Share by Category

Source: Puerto Rico Office of the Commissioner of Financial Institutions & 10K reports; Mortgage origination data is not publicly available; Figures presented for BPPR and competitors were provided internally; Personal Loans: As a group, Credit Unions represent the largest competitor with 52% market share (115 Credit Unions were in business as of December 31, 2013 guaranteed by COSSEC)

POPULAR.

$ in millions (unaudited)	PR Q1 14	PR Q4 13	PR Variance	US Q1 14	US Q4 13	US Variance
Net Interest Income	$328	$331	($3)	$73	$71	$2
Non Interest Income	68	72	(4)	21	16	5
Gross Revenues	**396**	**403**	**(7)**	**94**	**87**	**7**
Provision (non-covered)	54	63	(9)	(7)	(15)	8
Provision (covered)	26	9	17	-	-	-
Provision for loan losses	80	72	8	(7)	(15)	8
Expenses	221	246	(25)	59	59	-
Tax Expense	30	25	5	1	-	1
Net Income	**$65**	**$60**	**$5**	**$41**	**$43**	**($2)**
NPLs (HIP) [1]	$529	$447	$82	$106	$151	($45)
NPLs (HIP + HFS) [1]	530	447	83	106	152	(46)
Loan loss reserve [1]	435	427	8	108	112	(4)
Assets	$27,734	$26,883	$851	$8,793	$8,725	$68
Loans (HIP)	18,831	18,871	(40)	5,649	5,724	(75)
Loans (HIP + HFS)	18,924	18,979	(55)	5,651	5,726	(75)
Deposits	21,245	20,753	492	6,067	6,027	40
NIM	5.49%	5.59%	-0.10%	3.71%	3.55%	0.16%

PR & US Business 15 1 Excludes covered loans

(Unaudited)	US GAAP	Q4 2013	Non GAAP
(In thousands)	Actual	EVERTEC's SPO	Adjusted
Net interest income	$ 376,342	$ -	$ 376,342
Provision for loan losses – non-covered loans	47,729	-	47,729
Provision for loan losses – covered loans [1]	8,907	-	8,907
Net interest income after provision for loan losses	319,706	-	319,706
FDIC loss share income (expense)	(37,164)	-	(37,164)
Other non-interest income	228,354	92,358	135,996
Operating expenses	322,703	-	322,703
Income before income tax	188,193	92,358	95,835
Income tax expense	25,162	3,945	21,217
Net income	**$ 163,031**	**$ 88,413**	**$ 74,618**

EPS-Basic	**$ 1.58**
EPS-Diluted	**$ 1.57**
NIM	**4.74%**
Tangible book value per share (quarter end)	**$ 37.56**
Market price (quarter end)	**$ 28.73**

[1] Covered loans represent loans acquired in the Westernbank FDIC-assisted transaction that are covered under FDIC loss sharing agreements. 16 GAAP Reconciliation Q4 2013

Consolidated Credit Summary (Excluding  Covered Loans)
1 Excluding provision for loan losses and net write-downs related to the asset sale
$ in millions Q1 14 Q4 13 Q3 13 Q2 13 Q1 13
Loans Held in Portfolio (HIP) $21,612 $21,612 $21,427 $21,522 $21,634
Performing HFS 94                   109                 123                 180                 183
NPL HFS 1                     1                     2                     11                   18
Total Non Covered Loans 21,707 21,722 21,552 21,713 21,835
Non - performing loans (NPLs) $635 $598 $618 $614 $1,051
Commercial $310 $282 $320 $328 $321
Construction $22 $24 $29 $45 $51
Legacy $12 $15 $24 $28 $36
Mortgage $252 $233 $203 $172 $601
Consumer $39 $44 $42 $41 $42
NPLs HIP to loans HIP 2.94% 2.77% 2.88% 2.85% 4.86%
Net charge - offs (NCOs) $43 $35 $58 $79 $81
Commercial $12 $16 $21 $41 $32
Construction ($2) ($2) ($5) ($2) $0
Legacy ($5) ($5) $2 ($1) $2
Mortgage $9 $8 $13 $16 $20
Consumer $28 $18 $27 $26 $27
Write - downs bulk sale $0 $0 $0 $200 $163
NCOs to average loans HIP 0.80% 0.66% 1.08% 1.47%
1
1.55%
1
Provision for loan losses (PLL) $47 $48 $55 $55
1
$58
1
PLL to average loans HIP 0.88% 0.89% 1.03% 1.02%
1
1.10%
1
PLL to NCOs 1.10x 1.35x 0.95x 0.69x
1
0.71x
1
Allowance for loan losses (ALL) $543 $538 $526 $529 $584
ALL to loans HIP 2.51% 2.49% 2.46% 2.46% 2.70%
ALL to NPLs HIP 85.40% 90.05% 85.19% 86.14% 55.54%

De-risked Loan Portfolios
•
PR has derisked its commercial loan
portfolio by reducing its exposure in asset
classes with historically high loss content
Commercial portfolio, including
construction, has decreased from 55%
of total loans held-in-portfolio to 41%
Construction portfolio is down by 88%
since Q4 2007
SME
(2)
lending is down by 55% from
Q4 2007
•
Collateralized exposure now represents a
larger portion of consumer loan portfolio
•
Unsecured loans credit quality has
improved as overall FICO scores have
increased
Loan Composition (Held-in Portfolio)

(1) NCOs distribution represents the percentage allocation of  NCOs  from Q1 2008 through Q1 2014 per each loan category
(2) Small and Medium Enterprise
Legacy portfolio is comprised of certain commercial, construction and lease financings lending products  exited by the US.
NCOs
$ in millions Distribution
(1)
CRE SME (2) $2,938 33% $1,539 23% ($1,399) -48% 23%
C&I SME (2) 2,287 25% 828 13% (1,459)            -64% 28%
C&I Corp 1,592 18% 2,050 31% 458               29% 6%
Construction 1,231 14% 142 2% (1,089)            -88% 37%
CRE Corp 892 10% 1,954 30% 1,062             119% 4%
Multifamily 64 1% 73 1% 9                    14% 2%
Total $9,004 $6,585 ($2,419) -27% 100%
Q4 2007 Variance Q1 2014
$ in millions Q4 2007 Q1 2014 Q4 2007 Q1 2014 Q4 2007 Q1 2014 Variance
Commercial $7,774 $6,443 $4,515 $3,572 $12,288 $10,015 ($2,273)
Consumer 3,552       3,406       1,698       600         5,249       4,006       (1,243)
Mortgage 2,933       5,425       3,139       1,245      6,071       6,670       599
Construction 1,231       142         237         35           1,468       177         (1,291)
Leases 814         547         -          -          814         547         (267)
Legacy -          2,130       197         2,130       197         (1,933)
Total $16,304 $15,963 $11,718 $5,649 $28,021 $21,612 ($6,409)
Puerto Rico US Total
PR Commercial & Construction  Distribution

Popular, Inc. Credit Ratings
•
Our senior unsecured ratings have been gradually improving since 2010:
•
Moody’s: B1 Watch (Revised February 2014)
•
Fitch: BB- Stable Outlook (Reaffirmed December 2013)
•
S&P: B+ Stable Outlook  (Revised December 2011)
•
February 2014: Moody's placed BPOP on review for downgrade
•
October 2013: Moody’s revised outlook to negative
•
January 2013: Fitch raised to BB- from B+; outlook revised to stable
•
December 2012: Moody’s downgraded BPOP to B1; stable outlook assigned
•
April 2012: Moody’s placing most of the PR banks under review with the possibility of downgrades, due to the state of the Puerto Rico economy
•
January 2012:  Fitch raised BPOP’s outlook to positive
•
December 2011: S&P raised its ratings on BPPR to BB from BB- and changed outlook to stable given revised bank criteria to regional banks
•
July 2011: S&P raised our senior unsecured rating by one notch to B+

FINANCIAL RESULTS Q1 2014